Rule 497(e)
Registration Nos. 333-176976 and 811-22245

First Trust Exchange-Traded Fund III

(the “Trust”)

First Trust Short Duration Managed Municipal ETF

(the “Fund”)

Supplement to the Fund’s Prospectus and Statement of Additional Information

DATED FEBRUARY 1, 2026

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, effective February 1, 2026, the Fund’s annual unitary management fee will be reduced to 0.34% of the Fund’s average daily net assets.

Accordingly, at such time, the “Fees and Expenses of the Fund” section in the Fund’s prospectus is replaced in its entirety with the following:

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees
(fees paid directly from your investment)

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.34%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.34%

Example

The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

Additionally, the Fund is no longer eligible for any breakpoint discounts described in the Fund’s prospectus or statement of additional information. Accordingly, any reference to such breakpoint discounts in the Fund’s prospectus or statement of additional information is removed in its entirety.

Please Keep this Supplement with your Fund’s Prospectus
and Statement of Additional Information for Future Reference